UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2015

(formerly known as Green Merger Sub, Inc., as successor by merger to UIL Holdings Corporation)

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut	06506
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 14d-2(b))

☐	Pre-commencement communications pursuant to Rule eye-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 16, 2015, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 25, 2015, among UIL Holdings Corporation (the “Company”), Iberdrola USA, Inc. (“IUSA”) and Green Merger Sub, Inc., a wholly owned subsidiary of IUSA (“Merger Sub”), the Company merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity (the “Surviving Company”) and as a direct wholly owned subsidiary of IUSA. Merger Sub, as the Surviving Company, was renamed UIL Holdings Corporation. In addition, in connection with the Merger, IUSA was renamed AVANGRID, Inc.

At the closing of the Merger (the “Effective Time”), each issued and outstanding share of Common Stock, no par value, of the Company (the “Company Common Stock”) (other than Company Common Stock owned by the Company that was not owned on behalf of third parties), was converted into the right to receive one share of IUSA common stock, par value $0.01 per share (“IUSA Common Stock”) plus $10.50 in cash (collectively, the “Merger Consideration”).

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Surviving Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove the Company Common Stock from listing on the NYSE and requested that the NYSE file a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the Company Common Stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Each outstanding award of restricted stock units, performance shares, stock units, phantom stock units or other similar rights or awards (each, a “Company Equity Right”) granted or deferred under the Company’s 2008 Stock and Incentive Compensation Plan and the employee and director deferred compensation plans maintained or sponsored by the Company or any of its subsidiaries and relating to shares of Company Common Stock was converted into an award of restricted stock units, performance shares, stock units, phantom stock units or other similar rights or awards, as applicable, relating to shares of IUSA Common Stock of the same type and on the same terms and conditions as were applicable to the corresponding Company Equity Right immediately prior to the Merger, except that the number of shares of IUSA Common Stock issuable upon exercise of such restricted stock units, performance shares, stock units, phantom stock units or other similar rights or awards were adjusted based on a ratio of 1.28059748557929000 (the “Equity Exchange Factor”).

At the Effective Time, each holder of a certificate formerly representing any shares of Company Common Stock or of book-entry shares no longer had any rights with respect to the shares, except for the right to receive the Merger Consideration upon surrender thereof.

Item 5.01	Changes in Control of Registrant.

The information set forth in Items 2.01 and 3.03 above is incorporated by reference into this Item 5.01.

The cash portion of the purchase price was funded by IUSA through cash on hand.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, as of the Effective Time, each of James P. Torgerson, Thelma R. Albright, Arnold L. Chase, Betsy Henley-Cohn, Suedeen G. Kelly, John L. Lahey, Daniel J. Miglio, William F. Murdy, William B. Plummer and Donald R. Shassian (the “Former Directors”) ceased serving as members of the board of directors of the Company and, in connection therewith, the Former Directors also ceased serving on any committees of which such Former Directors were members. Information on the positions held by the Former Directors on any committee of the board of directors of the Company at the time of the Former Directors’ resignation is set forth in Item 10 – “Directors, Executive Officers and Corporate Governance” in the Company’s Form 10-K for the year ended December 31, 2014 filed with the SEC on February 26, 2015 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, (i) the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time was amended and became the certificate of incorporation of the Surviving Company and (ii) the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of the Surviving Company, each in accordance with the terms of the Merger Agreement.

Copies of the certificate of incorporation, as amended, and bylaws of the Surviving Company are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 25, 2015, by and among UIL Holdings Corporation, Iberdrola USA, Inc. and Green Merger Sub, LLC, incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, dated February 25, 2015, filed by UIL Holdings Corporation with the SEC on February 26, 2015.

3.1	Certificate of Incorporation of UIL Holdings Corporation, as amended.

3.2	Bylaws of UIL Holdings Corporation, incorporated by reference to Annex D of the Proxy Statement on Schedule 14A of UIL Holdings Corporation, dated November 12, 2015, filed by UIL Holdings Corporation with the SEC on November 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL Holdings Corporation

By:	/s/ Richard J. Nicholas
	Name:	Richard J. Nicholas
	Title:	Executive Vice President and Chief Financial Officer

Date: December 16, 2015

UIL HOLDINGS CORPORATION

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of February 25, 2015, by and among UIL Holdings Corporation, Iberdrola USA, Inc. and Green Merger Sub, LLC, incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, dated February 25, 2015, filed by UIL Holdings Corporation with the SEC on February 26, 2015.

3.1	Certificate of Incorporation of UIL Holdings Corporation, as amended.

3.2	Bylaws of UIL Holdings Corporation, incorporated by reference to Annex D of the Proxy Statement on Schedule 14A of UIL Holdings Corporation, dated November 12, 2015, filed by UIL Holdings Corporation with the SEC on November 12, 2015.